Earnings per share	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Earnings per share
18	Earnings per share

The calculation of basic earnings per share for the year ended December 31, 2018 is based on the profit attributable to equity shareholders of the Company of RMB2,895 million (2017: RMB5,961 million; 2016: RMB5,044 million) and the weighted average of 10,718,916,979 shares in issue during the year (2017: 9,923,585,348 shares; 2016: 9,817,567,000 shares).

	2018	2017	2016
	million	million	million
Issued ordinary shares at January 1	10,088	9,818	9,818
Effect of issuance of A shares (Note 48)	450	—	—
Effect of issuance of H shares (Note 48)	181	106	—

Weighted average number of ordinary shares at December 31	10,719	9,924	9,818

The amounts of diluted earnings per share are the same as basic earnings per share as there were no dilutive potential ordinary shares in existence for the years ended December 31, 2018, 2017 and 2016.